UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 1, 2015
(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 1, 2015, Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) issued a press release announcing that the landscape nursery company tenant that, earlier this year, notified Griffin’s wholly-owned subsidiary, Imperial Nurseries, Inc. (“Imperial”), that it was exercising its option under the lease of Imperial’s Quincy, Florida production nursery (the “Florida Farm”) to purchase the Florida Farm, recently informed Imperial that it would not close on the purchase of the Florida Farm. Imperial and the tenant have entered into a Holdover and Settlement Agreement (the “Agreement”) which permits the tenant to continue to occupy the Florida Farm at an agreed upon rental rate for eight months after August 31, 2015, the scheduled expiration date of the Florida Farm lease. The Agreement also stipulates that Imperial will retain the deposit against the purchase price made by the tenant when it exercised its option to purchase the Florida Farm. Imperial expects to seek a sale or lease of the Florida Farm at the conclusion of the tenant’s occupancy of the Florida Farm under the Agreement.

A copy of Griffin’s September 1, 2015 press release announcing the tenant’s decision not to close on the purchase of the Florida Farm is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant’s September 1, 2015 Press Release (attached hereto).

    Forward-Looking Statements:

    This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These forward looking statements include the statements concerning the continued occupancy of the Florida Farm by the current tenant and seeking a sale or lease of the Florida Farm after the conclusion of the current tenant’s occupancy of that facility. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin, and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in these statements are described in Griffin’s Securities and Exchange Commission filings, including the “Business”, “Risk Factors” and “Forward-Looking Information” sections in Griffin’s Annual Report on Form 10-K for the fiscal year ended November 30, 2014. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: September 1, 2015